NOVEMBER 19, 2018

SUPPLEMENT TO

HARTFORD MIDCAP VALUE HLS FUND

SUMMMARY PROSPECTUS DATED MAY 1, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Effective January 1, 2019, Hartford Funds Management Company, LLC has contractually agreed to waive 0.04% of the Hartford MidCap Value HLS Fund’s contractual management fee through April 30, 2020. Accordingly, effective January 1, 2019, under the heading “Your Expenses,” the Annual Fund Operating Expenses table as well as the expense examples will be deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Classes	IA	IB
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.86%	1.11%
Fee waiver and/or expense reimbursement(1)	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(1)	0.82%	1.07%

(1)	Effective January 1, 2019, Hartford Funds Management Company, LLC has contractually agreed to waive 0.04% of the Fund’s contractual management fee. This waiver will remain in effect until April 30, 2020 unless the Board of Directors of Hartford Series Fund, Inc. approves its earlier termination.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same (except that the examples reflect the management fee waiver for only the first year)
•	You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$84	$270	$473	$1,057
IB	$109	$349	$608	$1,348

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7442	November 2018